UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2022

NEURONETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38546	33-1051425
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3222 Phoenixville Pike, Malvern, PA	19355
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (610) 640-4202

(Former name or former address, if changed since last report.) Not applicable.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name on each exchange on which registered
Common Stock ($0.01 par value)	STIM	The Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 29, 2022, Neuronetics, Inc. (the “Company”) entered into a Subordination Agreement (the “Agreement”) with ZW Partners, LLC, a New Jersey limited liability company (“ZW Partners”), pursuant to which the Company agreed to subordinate its rights under the secured promissory note, dated as of September 29, 2021 (the “Note”), issued to the Company by Check Five LLC d/b/a Success TMS (“Success TMS”), to the rights of ZW Partners under a Revolving Promissory Note, dated as of April 29, 2022 (the “Senior Note”), issued by Success TMS to ZW Partners in an amount up to $10.0 million. As a result, payments in respect of the Note are now subordinate and subject in right and time of payment to payment in full of the Senior Note, and ZW Partners’ liens and security interests upon the collateral securing both the Senior Note and the Note are superior in priority to the Company’s liens and security interests upon such collateral. Under the Agreement, the Company has the right to purchase, at par, the entire aggregate amount of debt under the Senior Note at any time.

Success TMS issued the Note to the Company in connection with the entry by the parties into a Master Sales Agreement, dated September 29, 2021 (the “Commercial Agreement”). The Company reported the Note in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 5, 2021.

The foregoing summary description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Subordination Agreement, dated April 29, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEURONETICS, INC.
(Registrant)

Date: May 5, 2022	By:	/s/ Stephen Furlong
	Name:	Stephen Furlong
	Title:	SVP, Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)